NEW AGE ALPHA TRUST

AVDR International Leading ETF (“AVDI”)

Supplement dated June 22, 2022 to the Prospectus and Statement of Additional Information (“SAI”), dated February 10, 2022

This Supplement provides new and additional information beyond that in, and should be read in conjunction with, the Prospectus and SAI

AVDI has not commenced investment operations and will be terminated as a series of the Trust as soon as reasonably practicable.

Following the termination of AVDI, the Trust will be terminated.

For additional information, shareholders may call 1-888-559-7146.

This supplement provides new and additional information beyond that contained in the Prospectus and SAI and should be read in conjunction with those documents. The Prospectus and SAI have been filed with the Securities and Exchange Commission and are incorporated herein by reference.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE